UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                 April 25, 2006


                         United States Steel Corporation
      -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                1-16811               25-1897152
         ---------------      -------------------     -------------------
         (State or other       (Commission File          (IRS Employer
         jurisdiction of            Number)           Identification No.)
         incorporation)

         600 Grant Street, Pittsburgh, PA              15219-2800
          -------------------------------              ----------
          (Address of principal executive              (Zip Code)
                     offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 25, 2006, United States Steel Corporation issued a press release announcing that the Board of Directors declared a dividend of 15 cents per share on U. S. Steel common stock, an increase of 5 cents per share. Attached is a copy of the press release in substantially the form released.

Item 9.01. Financial Statements and Exhibits

     (d)  Exhibits

          99.1 Press Release - "United States Steel Corporation Declares Dividends"


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Vice President & Controller



Dated:  April 25, 2006